Exhibit 10(a)

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-64254 of Allstate Financial Advisors Separate Account I of Allstate Life Insurance Company on Form N-4 of our report dated February 23, 2001 relating to the consolidated financial statements and the related financial statement schedules of Allstate Life Insurance Company, and our report dated March 16, 2001 relating to the financial statements of Allstate Financial Advisors Separate Account I, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Allstate Financial Advisors Separate Account I), which is part of such Registration Statement, and to the references to us under the heading "Experts" in such Prospectus and Statement of Additional Information.




/s/ Deloitte & Touche LLP
Chicago, Illinois
September 4, 2001





Exhibit 10(b)


                                   CONSENT OF
                                 FOLEY & LARDNER




We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement of Allstate Financial Advisers Separate Account I (File No. 333-64254).




                                                         /s/  Foley & Lardner
                                                              FOLEY & LARDNER

Washington, D.C.
September 7, 2001